                                                                    Exhibit 10.1


                   NUMBER NINE VISUAL TECHNOLOGY CORPORATION

                         SECURITIES PURCHASE AGREEMENT


     This Securities Purchase Agreement (this "AGREEMENT") is made and entered
                                               ---------
into as of May 7, 1998, by and between Number Nine Visual Technology Corporation, a Delaware corporation (the "COMPANY"), and Silicon Graphics, Inc.,
                                          -------
a Delaware corporation (the "INVESTOR").
                             --------

                                R E C I T A L S
                                ---------------

     WHEREAS, the Company and the Investor entered into a Securities Purchase Agreement dated as of April 17, 1998 (the "PURCHASE AGREEMENT") pursuant to
                                           ------------------
which the Company sold and the Investor purchased a promissory note in the aggregate principal amount of Three Million Dollars ($3,000,000) (the "ORIGINAL
                                                                       --------
NOTE") and the Company issued to the Investor warrants (collectively the
----
"ORIGINAL WARRANTS") convertible into 1,031,489 shares and 486,000 shares
------------------
respectively, of the Company's Series A Convertible Preferred Stock, $.01 par value per share ("SERIES A CONVERTIBLE PREFERRED STOCK");
                  ------------------------------------

     WHEREAS, subject to the terms and conditions set forth herein, the Investor desires to loan to the Company an aggregate amount of Nine Million Dollars ($9,000,000) (the "AGGREGATE COMMITMENT") in such installments and under such
                   --------------------
conditions set forth herein;

     WHEREAS, in consideration of the Aggregate Commitment and upon receipt of each installment of the Aggregate Commitment from the Investor, the Company shall issue to Investor a secured subordinated convertible promissory note issuable upon receipt of each installment of the Aggregate Commitment (each a

"NOTE" and, collectively, the "NOTES"), which Notes shall be convertible into
-----                          -----
shares of Series A Convertible Preferred Stock as described herein (collectively, the "PREFERRED SHARES");
                    ----------------

     WHEREAS, the first installment of the Aggregate Commitment shall be made on the date hereof by surrender of the Original Note and the Original Warrants by the Investor to the Company for cancellation, and, in connection therewith the Company shall issue a new Note in the aggregate principal amount of Three Million Dollars ($3,000,000) (the "INITIAL NOTE) pursuant to the terms and
                                   ------------
conditions set forth in this Agreement and the Company shall issue to Investor a warrant exercisable for shares of Series A Convertible Preferred Stock on the terms and conditions set forth therein (the "WARRANT");
                                             -------

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  AUTHORIZATION, ISSUANCE, SALE AND DELIVERY OF THE NOTES AND THE
         ---------------------------------------------------------------
         WARRANT.
         --------

         1.1  Authorization.  As of the Initial Closing (as defined below), the
              -------------
Company's Board of Directors will have authorized the issuance and sale, pursuant to the terms and conditions of this Agreement, of the Notes (including the Initial Note) and the Warrant.

         1.2  Agreement to Loan Aggregate Commitment.  Subject to the terms and
              --------------------------------------
conditions set forth herein, the Investor hereby agrees to loan the Company the Aggregate Commitment.

         1.3  Agreement to Purchase, Sell and Deliver the Notes and the Warrant.
              -----------------------------------------------------------------
  The Company hereby agrees to issue and sell to the Investor at the
Initial Closing and each Subsequent Closing, and the Investor agrees to purchase from the Company at the Initial Closing and each Subsequent Closing, the Notes in the aggregate principal amount equal to the Aggregate Commitment. The Company hereby agrees to issue and sell to the Investor at the Initial Closing, and the Investor agrees to purchase from the Company at the Initial Closing, the Initial Note, in the aggregate principal amount of $3,000,000 by surrender of the Original Note and the Original Warrants by the Investor to the Company for cancellation. The Company shall also issue to the Investor the Warrant exercisable for such number of shares of Series A Convertible Preferred Stock (the "WARRANT SHARES") and pursuant to such terms and conditions as set forth in
      --------------
the Warrant, which is attached hereto as EXHIBIT B.
                                         ---------


     2.  CLOSING.
         -------

         2.1 The Initial Closing. The purchase and sale of the Initial Note and
             -------------------
the issuance of the Warrant will take place on May 7, 1998 at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts 02110, at 4:00 p.m. Boston time, subject to the satisfaction of the conditions set forth in Articles 6 and 7, or at such other time and place as the Company and the Investor mutually agree upon (which time and place are referred to in this Agreement as the "INITIAL CLOSING"). At the Initial Closing,
                                      ---------------
the Company will deliver to the Investor the Initial Note, against delivery to the Company by the Investor of the Original Note and the Original Warrants for cancellation.

        2.2  Subsequent Closings.
             -------------------

             (a) From and after the Initial Closing, the Company may request additional installments (subject to Section 2.2(b) herein) of the Aggregate Commitment at one or more subsequent closings (individually, a "SUBSEQUENT
                                                                ----------
CLOSING" and collectively, the "SUBSEQUENT CLOSINGS"). The Company shall request
-------                         -------------------
a Subsequent Closing by delivering a written notice to the Investor no less than two (2) days prior to the intended Subsequent Closing, specifying the amount (subject to Section 2.2(b) herein) and date of the applicable installment and certifying that all representations and warranties of the Company set forth in
Section 4 remain true and correct (except as to such changes as have occurred in the ordinary course of the Company's business and which do not have, individually or in the aggregate, a Material Adverse Effect) and all conditions set forth in Section 8 herein have been satisfied. At each such

Subsequent Closing, the Investor shall advance the requisite installment of the Aggregate Commitment, it being understood that the advancement of such installment by the Investor shall constitute an express representation by the Investor that all conditions set forth in Section 9 herein have been satisfied. At each such Subsequent Closing, the Company shall issue and deliver to the Investor a Note against advancement to the Company by the Investor of the installment amount of the Aggregate Commitment. The Company will not sell additional Notes to any person other than the Investor without the prior written consent of the Investor.

     (b) The Company shall not request an advance of an installment at any Subsequent Closing in an amount in which the principal, and any accrued interest thereon, of a Note shall be convertible into greater than 19.9% of the Company's issued and outstanding Common Stock (assuming conversion of the Preferred Shares) as of the date of the advance of such installment (the "THRESHOLD
                                                                ---------
RESTRICTION"); provided, however, that there shall be no such Threshold
-----------    --------- -------
Restriction if the Company has complied with the Stockholder Notice set forth in
Section 8.6 herein.

     3.  THE NOTES.
         ---------

         3.1 Form of Note. Each Note to be issued by the Company to the Investor
             ------------
hereunder at the Initial Closing and each Subsequent Closing shall be substantially in the form attached hereto as EXHIBIT A. Each such Note shall be
                                             ---------
identical in form, except that the principal amount of each Note shall be modified to reflect the amount and original issue date of the applicable installment of the Aggregate Commitment. Each of the Notes shall be secured by all of the Company's assets and intellectual property as evidenced by a Security Agreement by and between the Company and the Investor entered into as of the date hereof, such Security Agreement to be in the form attached hereto as EXHIBIT C.
---------

         3.2 Conversion of Note. Subject to the terms, conditions and
             ------------------
obligations of the parties herein and the terms and conditions set forth in the Notes, which terms and conditions are incorporated herein by reference, Investor may convert all or a portion of the principal outstanding under the Note and accrued interest thereon into shares of Series A Convertible Preferred Stock in accordance with Section 4 of the Note.

     4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company hereby
         ---------------------------------------------
represents and warrants to the Investor that the statements in this Section 4 are true and correct, except as set forth in the Disclosure Letter from the Company dated as of the date hereof (the "DISCLOSURE LETTER"). The term
                                          -----------------
"CLOSING" used herein shall refer to the Initial Closing or any subsequent Closing as the case may be.

          4.1  Organization, Good Standing and Qualification.  The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to
(a) own and hold its properties; (b) carry on its business as presently conducted; (c) enter into this Agreement, the Notes, the Warrant, the Security Agreement and the Technology Agreements (as defined in Section 6.8 herein) (collectively, the "TRANSACTION DOCUMENTS") and to consummate the transactions
                    ---------------------
contemplated hereby and thereby; and (d) to issue, sell and deliver the Notes, the Warrant, the Preferred Shares and the Warrant Shares and the shares of the Company's Common Stock, $.01 par value per share (the "COMMON STOCK") issuable
                                                       ------------
upon conversion of the Preferred Shares and the Warrant Shares (the "CONVERSION
                                                                     ----------
SHARES," and, together with the Notes, the Warrant, the Preferred Shares and the
------
Warrant Shares, are hereinafter the "SECURITIES").  The Company is qualified to
                                     ----------
do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. As used in this Agreement,

"MATERIAL ADVERSE EFFECT" means a material adverse effect on, or a material
------------------------
adverse change in, the business, operations, financial condition, results of operations, assets or liabilities of the Company.

          4.2  Capitalization.  As of the date hereof, the capitalization of the
               --------------
Company is as follows:

          (a) Preferred Stock.  5,000,000 authorized shares of Preferred Stock,
              ---------------
$.01 par value, of which 3,400,000 shares have been approved by the Board of Directors and, upon filing of a Certificate of Designation with the Secretary of State of Delaware, will be designated as Series A Convertible Preferred Stock, the terms of which are set forth in EXHIBIT D attached hereto, none of which is
                                    ---------
issued or outstanding.

          (b) Common Stock.  20,000,000 authorized shares of Common Stock of
              ------------
which 9,291,925 shares are issued and outstanding. All of such outstanding shares are validly issued, fully paid and non-assessable. No such outstanding shares were issued in violation of any preemptive right.

          (c) Options, Warrants, Reserved Shares.  Except for the Transaction
              ----------------------------------
Documents and the Securities and the plans set forth in the SEC Documents (as defined below) (the "PLANS"), there are not outstanding any options, warrants,
                     -----
rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock. Except for the rights granted to Investor under the Transaction Documents and the Securities and any stock repurchase rights of the Company under the Plans, no shares of the Company's outstanding capital stock, or stock issuable upon exercise, conversion or exchange of any outstanding options, warrants or rights, or other stock issuable by the Company, are subject to any rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement, commitment or other obligation of the Company.

          4.3  Subsidiaries.  The Company does not presently own or control,
               ------------
directly or indirectly, any interest in any other corporation, partnership, limited liability company, trust, joint venture, association or other entity.

          4.4  Due Authorization.  All corporate action on the part of the
               -----------------
Company, its officers, directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under the Transaction Documents, and the authorization, issuance, reservation for issuance and delivery of all of the Securities being sold or issued under this Agreement has been taken or will be taken prior to the Closing, and this

Agreement constitutes, valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally, (b) the effect of rules of law governing the availability of equitable remedies and (c) the fact that any indemnification or contribution provision contained in the Transaction Documents may be unenforceable insofar as the enforceability of such provision may be sought under United States federal or state securities laws.

          4.5  Valid Issuance of Securities.
               ----------------------------

               (a) The Preferred Shares and the Warrant Shares have been duly reserved for issuance upon conversion of the Notes and the exercise of the Warrant, the Conversion Shares have been duly reserved for issuance upon conversion of the Preferred Shares and the Warrant Shares, and the Preferred Shares, the Warrant Shares and the Conversion Shares when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares of capital stock with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in the Transaction Documents.

               (b) Based in part on the representations made by the Investor in
Section 4 hereof, the Notes, and the Preferred Shares, the Warrant Shares and the Conversion Shares, when so issued, will be issued in compliance with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 ACT"), or in compliance with applicable exemptions therefrom, and the registration and qualification requirements of all applicable securities laws of the Commonwealth of Massachusetts and the State of California, as applicable.

               (c) The issuance of the Notes and the Warrant hereunder do not require, and the Preferred Shares, the Warrant Shares and the Conversion Shares, when so issued, will not require the approval of the stockholders of the Company under the rules of The Nasdaq National Market.

          4.6  Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any United States federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing of such qualifications or filings under the 1933 Act and the regulations thereunder, under The Nasdaq National Market rules and all applicable United States federal and state securities laws as may be required in connection with the transactions contemplated by this Agreement. All such qualifications will be effective on the Closing and all such filings have been or will be made within the time prescribed by law.

          4.7  Non-Contravention.  The execution, delivery and performance of
               -----------------
the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, do not and will not (i) contravene or conflict with the Certificate of Incorporation or By-laws of the Company; (ii) constitute a material violation of any provision of any United States federal, state, local or, to the Company's knowledge, foreign (non-United States) law binding upon or applicable to the Company; or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Company is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Company under, any contract to which the Company is a party or any permit, license or similar right relating to the Company or by which the Company may be bound or affected in such a manner as would have Material Adverse Effect.

          4.8  Litigation.  Except as disclosed in the SEC Documents, there is
               ----------
no action, suit, proceeding, claim,   arbitration or investigation ("ACTION")
                                                                     ------
pending: (a) against the Company, its activities, properties or assets or, to the best of the Company's knowledge, against any officer, director or employee of the Company in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company which is reasonably likely to have a Material Adverse Effect, (b) that seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement or the Investor Rights Agreement. Except as individually or in the aggregate is not reasonably likely to have a Material Adverse Effect, (i) there is no Action pending or, to the best of the Company's knowledge, threatened, relating to the current or prior employment of any of the Company's current or former employees or consultants, their use in connection with the Company's business of any information, technology or techniques allegedly proprietary to any of their former employers, clients or other parties, or their obligations under any agreements with prior employers, clients or other parties, and (ii) the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. No Action by the Company is currently pending nor does the Company have a current intent to initiate any Action which is reasonably likely to have a Material Adverse Effect.

          4.9  Intellectual Property.
               ---------------------

               (a) Ownership or Right to Use. To the Company's knowledge, the Company has title to and owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents or patent applications, software, know-how, registered or unregistered trademarks and service marks and any applications therefor, registered or unregistered copyrights, trade names, and any applications therefor, trade secrets or other confidential or proprietary information ("INTELLECTUAL PROPERTY") necessary to enable the Company to carry
              ---------------------
on its business as currently conducted or as presently proposed to be conducted, except where any deficiency therein would not have a Material Adverse Effect.

               (b) Licenses; Other Agreements. The Company is not currently
                   --------------------------
subject to any exclusive licenses (whether such exclusivity is temporary or permanent) to any material portion of the Intellectual Property of the Company. To the Company's knowledge, there are not outstanding any licenses or agreements of any kind relating to any Intellectual Property of the Company, except for agreements with OEM's and other customers of the Company entered into in the ordinary course of the Company's business. The Company is not obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Intellectual Property, except as the Company may be so obligated in the ordinary course of its business or as disclosed in the Company's SEC Documents (as defined below) or where the failure to make such payments would not have a Material Adverse Effect.

          (c) No Infringement.  To the Company's knowledge, the Company has not
              ---------------
violated or infringed and is not currently violating or infringing, and the Company has not received any communications alleging that the Company (or any of its employees or consultants) has violated or infringed, any Intellectual Property of any other person or entity, to the extent that any such violation or infringement, either individually or together with all other such violations and infringements, would have a Material Adverse Effect.

          (d) Employees and Consultants.  To the Company's knowledge, no
              -------------------------
employee of or consultant to the Company is in default under any term of any employment contract, agreement or arrangement relating to Intellectual Property of the Company or any non-competition arrangement, other contract, or any restrictive covenant relating to the Intellectual Property of the Company, which default would have a Material Adverse Effect.

          4.10  Compliance with Law and Charter Documents.  The Company is not
                -----------------------------------------
in violation or default of any provisions of its Certificate of Incorporation or By-laws, both as amended, and except for any violations that would not, either individually or in the aggregate, have a Material Adverse Effect. The Company has complied and is in compliance with all applicable statutes, laws, and regulations and executive orders of the United States of America, and all states, and, to the Company's knowledge, foreign countries (non-United States) and other governmental bodies and agencies having jurisdiction over the Company's business or properties except where such noncompliance would not, either individually or in the aggregate, have a Material Adverse Effect.

          4.11  Registration Rights.  Except as provided in the Investor Rights
                -------------------
Agreement or as described in, or filed as exhibits to, the SEC Documents (as defined below) effective upon the Closing, the Company is not currently subject to any grant or agreement to grant to any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the Securities and Exchange Commission ("SEC") or any other governmental
                                              ---
authority.

          4.12  SEC Documents.
                -------------

          (a) The Company has furnished to the Investor prior to the date hereof copies of its Annual Report on Form 10-K, as amended, for the fiscal year ended December 27, 1997 ("FORM 10-K"), and all other registration statements, reports
                    ---------
and proxy statements filed by the Company with the SEC on or after December 27, 1997 (the Form 10-K and such registration statements, reports and proxy statements, are collectively referred to herein as the "SEC DOCUMENTS"). Each
                                                        -------------
of the SEC Documents, as of the respective date thereof, did not, and each of the registration statements, reports and proxy statements filed by the Company with the SEC after the date hereof and prior to the Closing will not, as of the date thereof, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except as may have been corrected in a subsequent SEC Document. The Company is not a party to any material contract, agreement or other arrangement which was required to have been filed as an exhibit to the SEC Documents that is not so filed.

          (b) The Company has provided the Investor with its audited financial statements (the "AUDITED FINANCIAL STATEMENTS") for the fiscal year ended
                 ----------------------------
December 27, 1997 (the "BALANCE SHEET DATE") and its unaudited financial
                        ------------------
statements as of March 28, 1998. Since December 28, 1997, the Company has duly filed with the SEC all registration statements, reports and proxy statements required to be filed by it under the Securities Exchange Act of 1934, as amended, and the 1933 Act. The audited and unaudited consolidated financial statements of the Company included in the SEC Documents filed prior to the date hereof fairly present, in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be
                        ----
indicated in the notes thereto), the consolidated financial position of the Company and its consolidated subsidiaries as at the date thereof and the consolidated results of their operations and cash flows for the periods then ended (subject to normal year and audit adjustments in the case of unaudited interim financial statements).

          (c) Except as and to the extent reflected or reserved against in the Company's Audited Financial Statements and the unaudited financial statements as of March 28, 1998 (including the notes thereto), the Company has no material liabilities (whether accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined or determinable) other than: (i) liabilities incurred in the ordinary course of business since the Balance Sheet Date that are consistent with the Company's past practices, (ii) liabilities with respect to agreements to which the Investor is a party, and (iii) other liabilities that either individually, or in the aggregate, would not result in a Material Adverse Effect.

          4.13  Absence of Certain Changes Since Balance Sheet Date.  Since the
                ---------------------------------------------------
Balance Sheet Date, and, except as set forth in the Disclosure Letter, the business and operations of the Company have been conducted in all material respects in the ordinary course consistent with past practice and there has not been:

          (a) any declaration, setting aside or payment of any dividend or other distribution of the assets of the Company with respect to any shares of capital stock of the Company, or any repurchase, redemption or other acquisition by the Company or any subsidiary of the Company of any outstanding shares of the Company's capital stock;

          (b) any damage, destruction or casualty loss, whether or not covered by insurance, except for such occurrences that have not resulted, and are not expected to result, in a Material Adverse Effect;

          (c) any waiver by the Company of a valuable right or of a material debt owed to it, except for such waivers that have not resulted, and are not expected to result, in a Material Adverse Effect;

          (d) any material change or amendment to, or any waiver of any material rights under, a material contract or arrangement by which the Company or any of its assets or properties is bound or subject, except for changes, amendments, or waivers that are expressly provided for or disclosed in this Agreement or that have not resulted, and are not expected to result, in a Material Adverse Effect;

          (e) any change by the Company in its accounting principles, methods or practices or in the manner it keeps its accounting books and records, except any such change required by a change in GAAP; and

          (f) any other event or condition of any character, except for such events and conditions that have not resulted, and are not expected to result, in a Material Adverse Effect.

          4.14  Full Disclosure.  This Agreement, the Disclosure Letter and the
                ---------------
SEC Documents with respect to the business, operations, assets, results of operations and financial condition of the Company, and the transactions contemplated by the Transaction Documents do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     5.  REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF THE INVESTOR.
         ------------------------------------------------------------------
The Investor hereby represents and warrants to the Company, and agrees that:

          5.1  Authorization.  This Agreement has been duly authorized by all
               -------------
necessary corporate action on the part of the Investor. This Agreement constitutes the Investor's valid and legally binding obligations, enforceable in accordance with its respective terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally, (b) the effect of rules of law governing the availability of equitable remedies, and (c) the fact that any indemnification or contribution provision contained in the Transaction Documents may be unenforceable insofar as the enforceability of such provision may be sought under United States federal, or state securities laws. The Investor has full corporate power and authority to enter into the Transaction Documents.

          5.2  Purchase for Own Account.  The Securities are being acquired for
               ------------------------
investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor also represents that it has not been formed for the specific purpose of acquiring the Securities.

          5.3  Non-Contravention.  The execution, delivery and performance of
               -----------------
this Agreement by the Investor, and the consummation by the Investor of the transactions contemplated hereby and thereby, do not and will not (i) contravene or conflict with the Certificate of Incorporation or By-laws of the Investor;
(ii) constitute a material violation of any provision of any United States federal, state, local or, to the Investor's knowledge, foreign (non-United States) law binding upon or applicable to the Investor; or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Investor is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Investor under, any contract to which the Investor is a party or any permit, license or similar right relating to the Investor or by which the Investor may be bound or affected in such a manner as would have Material Adverse Effect.

          5.4  Investment Experience.  The Investor understands that the
               ---------------------
purchase of the Securities involves substantial risk. The Investor has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment.

          5.5  Accredited Investor Status.  The Investor is an "ACCREDITED
               --------------------------                       ----------
INVESTOR" within the meaning of Regulation D promulgated under the 1933 Act.
--------

          5.6  Restricted Securities.  The Investor understands that the
               ---------------------
Securities to be issued to the Investor hereunder are characterized as "RESTRICTED SECURITIES" under the 1933 Act inasmuch as they are being acquired
----------------------
from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. The Investor is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. The Investor understands that the Company is under no obligation to register any of the securities sold hereunder except as provided in the Investor Rights Agreement.

          5.7  Further Limitations on Disposition.  Without in any way limiting
               ----------------------------------
the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

          (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) the Investor has notified the Company of the proposed disposition and has furnished the Company with a statement of the circumstances surrounding the proposed disposition, and the Investor has furnished the Company, at the expense of the Investor or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (a) and (b) of this Section 4.7, no such registration statement will be required for any transfer of the Securities in compliance with Rule 144,

Rule 144A or Rule 145(d) of the SEC, or if such transfer otherwise is exempt, in the reasonable opinion of the Company's legal counsel, from the registration requirements of the 1933 Act.

          5.8  Legends.  Certificates evidencing the Preferred Shares, the
               -------
Warrant Shares and the Conversion Shares, when so issued, will bear each of the legends set forth below:

          (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS
                                             ---
OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          (b) THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SPECIFIED IN A CERTAIN INVESTOR RIGHTS AGREEMENT BETWEEN THE
COMPANY AND THE ORIGINAL HOLDER OF SUCH SHARES DATED AS OF [        ], A COPY OF
WHICH IS AVAILABLE FOR EXAMINATION AT THE ISSUER'S PRINCIPAL OFFICE.

               (c) Any Legends required by any applicable state securities laws. The Legend set forth in Section 5.8(a) hereof will be removed by the Company from any certificate evidencing the Preferred Shares, the Warrant Shares or Conversion Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued such securities.

     6.  CONDITIONS TO THE INVESTOR'S OBLIGATIONS AT THE INITIAL CLOSING.  The
         ---------------------------------------------------------------
obligations of the Investor under Sections 1 and 2 of this Agreement are subject to the fulfillment or waiver, on or before the Initial Closing, of each of the following conditions:

          6.1  Representations and Warranties True.  Each of the representations
               -----------------------------------
and warranties of the Company contained in Section 4 will be true and correct on and as of the date hereof and on and as of the date of the Initial Closing, except as set forth in the Disclosure Letter, as amended through the Initial Closing, with the same effect as though such representations and warranties had been made as of the Initial Closing.

          6.2  Performance.  The Company will have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Initial Closing and will have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

          6.3  Securities Exemptions.  The offer, sale and issuance of the
               ---------------------
Securities to the Investor pursuant to this Agreement will be exempt from the registration requirements of the 1933 Act and the registration and/or qualification requirements of all applicable state securities laws.

          6.4  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Initial Closing and all documents incident thereto will be reasonably satisfactory in form and substance to the Investor, and the Investor will have received all such counterpart originals and certified or other copies of such documents as it may reasonably request. Such documents shall include (but not be limited to) the following:

          (a) Certified Charter Documents.  A copy of (i) the Certificate of
              ---------------------------
Incorporation and (ii) the By-laws of the Company (each as amended through the date of the Initial Closing) certified by the Secretary of the Company as true and correct copies thereof as of the Initial Closing.

          (b) Board Resolutions.  A copy, certified by the Secretary of the
              -----------------
Company, of the resolutions of the Board of Directors of the Company providing for the approval of the Transaction Documents and the issuance of the Securities and the other matters contemplated hereby.

          6.5  Opinion of Company Counsel.  The Investor will have received an
               --------------------------
opinion on behalf of the Company, dated as of the date of the Initial Closing, from counsel to the Company, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC, in form and substance reasonably satisfactory to the Investor.

          6.6  Series A Convertible Preferred Stock Terms.  The rights,
               ------------------------------------------
privileges and preferences of the Preferred Shares and the Warrant Shares shall be as set forth in the terms of the Series A Convertible Preferred Stock set forth in EXHIBIT E hereto, which terms shall have been approved and authorized
         ---------
by the Board of Directors of the Company as of the date hereof.

          6.7  Security Agreement.  The Company shall have executed a Security
               ------------------
Agreement substantially in the form attached hereto as EXHIBIT D in favor of the
                                                       ---------
Investor and Marine Midland Bank shall have consented to Investor's security interest in all of the Company's assets and intellectual property in accordance with the Security Agreement.

          6.8  Technology Agreements.  The Company shall have entered into the
               ---------------------
Product Development & Marketing Agreement, the Patent License and the Agreement for the Disclosure of SGI Restricted Confidential Information substantially in the forms attached hereto as EXHIBIT F (collectively, the "TECHNOLOGY
                             ---------                     ----------
AGREEMENTS").
----------

          6.9  Marine Midland Bank; Extension of Forbearance Agreement.  The
               -------------------------------------------------------
Company shall have obtained an extension of its forbearance agreement with Marine Midland Bank until September 30, 1998 satisfactory in form and substance to the Investor.

     7.  CONDITIONS TO THE COMPANY'S OBLIGATIONS AT THE INITIAL CLOSING.  The
         --------------------------------------------------------------
obligations of the Company to the Investor under this Agreement are subject to the fulfillment or waiver on or before the Initial Closing, of each of the following conditions:

          7.1  Representations and Warranties True.  The representations and
               -----------------------------------
warranties of the Investor contained in Section 5 will be true and correct on and as of the date hereof and on and as of the date of the Initial Closing with the same effect as though such representations and warranties had been made as of the Initial Closing.

          7.2  Cancellation of Original Note and Original Warrants.  The
               ---------------------------------------------------
Investor will have delivered to the Company the Original Note and Original Warrants for cancellation as specified in Section 1.3.

          7.3  Securities Exemptions.  The offer and sale of the Securities to
               ---------------------
the Investor pursuant to this Agreement will be exempt from the registration requirements of the 1933 Act and the registration and/or qualification requirements of all applicable state securities laws.

          7.4  Technology Agreements; Security Agreement.  The Investor shall
               -----------------------------------------
have entered into the Technology Agreements and have agreed to and acknowledged the Security Agreement.

          7.5  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Initial Closing and all documents incident thereto will be reasonably satisfactory in form and substance to the Company and to the Company's legal counsel, and the Company will have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

     8.  CONDITIONS TO THE INVESTOR'S OBLIGATIONS AT SUBSEQUENT CLOSINGS.  The
         ---------------------------------------------------------------
obligations of the Investor under Sections 1 and 2 of this Agreement with respect to Subsequent Closings are subject to the fulfillment or waiver, on or before each such Subsequent Closing, of each of the following conditions (except for 8.6 which shall be applicable if the Company requests an advance of an installment of the Aggregate Commitment greater than the Threshold Restriction):

          8.1  Representations and Warranties True.  Each of the representations
               -----------------------------------
and warranties of the Company contained in Section 4 (including in the Disclosure Letter) will be true and correct on and as of the date of the Subsequent Closing, (except as to such changes as have occurred in the ordinary course of the Company's business and which do not have, individually or in the aggregate, a Material Adverse Effect).

          8.2  Performance.  The Company will have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Subsequent Closing and will have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

          8.3  Securities Exemptions.  The offer, sale and issuance of the
               ---------------------
Securities to the Investor at such Subsequent Closing will be exempt from the registration requirements of the 1933 Act and the registration and/or qualification requirements of all applicable state securities laws.

          8.4  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Subsequent Closing and all documents incident thereto will be reasonably satisfactory in form and substance to the Investor, and the Investor will have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

          8.5  No Material Adverse Effect.  Between the Initial Closing and each
               --------------------------
Subsequent Closing, there shall not have occurred any Material Adverse Effect.

          8.6  Stockholder Notice.  If the Company requests an advance of an
               ------------------
installment of the Aggregate Commitment in an amount greater than the Threshold Restriction, the Company shall mail to all stockholders of the Company not later than ten (10) days before the date of the intended Subsequent Closing a letter complying with Rule 4460(i) of The Nasdaq National Market.

     9.  CONDITIONS TO THE COMPANY'S OBLIGATIONS AT SUBSEQUENT CLOSINGS.  The
         --------------------------------------------------------------
obligations of the Company to the Investor under this Agreement are subject to the fulfillment or waiver on or before each Subsequent Closing, of each of the following conditions:

          9.1  Representations and Warranties True.  The representations and
               -----------------------------------
warranties of the Investor contained in Section 5 will be true and correct on and as of the date of each Subsequent Closing.

          9.2  Payment of Installment of Aggregate Commitment.  The Investor
               ----------------------------------------------
will have delivered to the Company the requisite installment of the Aggregate Commitment required to be delivered by it in connection with the Subsequent Closing.

          9.3  Securities Exemptions.  The offer and sale of the Securities to
               ---------------------
the Investor at such Subsequent Closing will be exempt from the registration requirements of the 1933 Act and the registration and/or qualification requirements of all applicable state securities laws.

          9.4  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto will be reasonably satisfactory in form and substance to the Company and to the Company's legal counsel, and the Company will have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

     10.  INDEMNIFICATION.
          ---------------

          10.1  Agreement to Indemnify.
                ----------------------

          (a) Company Indemnity.  The Investor, its Affiliates (as defined
              -----------------
below), and each officer and director, of any of the foregoing (collectively, the "INVESTOR INDEMNITEES") shall each be indemnified and held harmless to the
     --------------------
extent set forth in this Section 10 by the Company with respect to any and all Damages (as defined below) incurred by any Investor Indemnitee as a result of any inaccuracy or misrepresentation in, or breach of, any representation, warranty, covenant or agreement made by the Company in this Agreement or the Investor Rights Agreement (including any Exhibits and Schedules hereto).

          (b) Investor Indemnity.  The Company, its Affiliates, and each officer
              ------------------
and director, of any of the foregoing (collectively, the "COMPANY INDEMNITEES")
                                                          -------------------
shall each be indemnified and held harmless to the extent set forth in this
Section 10, by the Investor, in respect of any and all Damages incurred by any Company Indemnitee as a result of any inaccuracy or misrepresentation in, or breach of, any representation, warranty, covenant or agreement made by the Investor in this Agreement or the Investor Rights Agreement (including any Exhibits and Schedules hereto).

          (c) Equitable Relief.  Nothing set forth in this Section 10 shall be
              ----------------
deemed to prohibit or limit any Investor Indemnitee's or Company Indemnitee's right at any time before, on or after the Closing Date, to seek injunctive or other equitable relief for the failure of any Indemnifying Party to perform or comply with any covenant or agreement contained herein.

          10.2  Survival.  All representations and warranties of the Investor
                --------
and the Company contained herein, and all claims of any Investor Indemnitee or Company Indemnitee in respect of any inaccuracy or misrepresentation in or breach thereof, shall survive the Closing until twelve (12) months from the date of this Agreement, regardless of whether the applicable statute of limitations, including extensions thereof, may expire (except to the extent any such covenant or agreement shall expire by its terms). All covenants and agreements of the Investor and the Company contained herein or in the Investor Rights Agreement shall survive the Closing in perpetuity (except to the extent any such covenant or agreement shall expire by its terms). All claims of any Investor Indemnitee or Company Indemnitee in respect of any breach of such covenants or agreements shall survive the Closing until the expiration of twelve (12) months following the non-breaching party's obtaining actual knowledge of such breach.

          10.3  Claims for Indemnification.  If any Investor Indemnitee or
                --------------------------
Company Indemnitee (an "INDEMNITEE") shall believe that such Indemnitee is
                        ----------
entitled to indemnification pursuant to this Section 10 in respect of any Damages, such Indemnitee shall give the appropriate Indemnifying Party (which for purposes hereof, in the case of an Investor Indemnitee, means the Company, and in the case of a Company Indemnitee, means the Investor) prompt written notice thereof. Any such notice shall set forth in reasonable detail and to the extent then known the basis for such claim for indemnification. The failure of such Indemnitee to give notice of any claim for indemnification promptly shall not adversely affect such Indemnitee's right to indemnity hereunder except to the extent that such failure adversely affects the right of the

Indemnifying Party to assert any reasonable defense to such claim. Each such claim for indemnity shall expressly state that the Indemnifying Party shall have only the twenty (20) business day period referred to in the next sentence to dispute or deny such claim. The Indemnifying Party shall have twenty (20) business days following its receipt of such notice either (a) to acquiesce in such claim by giving such Indemnitee written notice of such acquiescence or (b) to object to the claim by giving such Indemnitee written notice of the objection. If Indemnifying Party does not object thereto within such twenty (20) business day period, such Indemnitee shall be entitled to be indemnified for all Damages reasonably incurred by such Indemnitee in respect of such claim. If the Indemnifying Party objects to such claim in a timely manner, the senior management of the Company and the Investor shall meet to attempt to resolve such dispute. If the dispute cannot be resolved by the senior management either party may make a written demand for formal dispute resolution and specify therein the scope of the dispute. Within thirty days after such written notification, the parties agree to meet for one day with an impartial mediator and consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within thirty days after the one day mediation, either party may begin litigation proceedings. Nothing in this section shall be deemed to require arbitration.

          10.4  Defense of Claims.  In connection with any claim that may give
                -----------------
rise to indemnity under this Section 10 resulting from or arising out of any claim or Proceeding (as defined below) against an Indemnitee by a person or entity that is not a party hereto, the Indemnifying Party may but shall not be obligated to (unless such Indemnitee elects not to seek indemnity hereunder for such claim), upon written notice to the relevant Indemnitee, assume the defense of any such claim or proceeding if the Indemnifying Party with respect to such claim or Proceeding acknowledges to the Indemnitee the Indemnitee's right to indemnity pursuant hereto to the extent provided herein (as such claim may have been modified through written agreement of the parties or arbitration hereunder) and provides assurances, reasonably satisfactory to such Indemnitee, that the Indemnifying Party will be financially able to satisfy such claim to the extent provided herein if such claim or Proceeding is decided adversely; provided,
                                                                  --------
however, that nothing set forth herein shall be deemed to require the
-------
Indemnifying Party to waive any crossclaims or counterclaims the Indemnifying Party may have against the Indemnified Party for damages. The Indemnified Party shall be entitled to retain separate counsel, reasonably acceptable to the Indemnifying Party, if the Indemnified Party shall reasonably determine, upon the written advice of counsel, that an actual or potential conflict of interest exists between the Indemnifying Party and the Indemnified Party in connection with such Proceeding. The Indemnifying Party shall be obligated to pay the reasonable fees and expenses of such separate counsel to the extent the Indemnified Party is entitled to indemnification by the Indemnifying Party with respect to such claim or Proceeding under this Section 10.4. If the Indemnifying Party assumes the defense of any such claim or Proceeding, the Indemnifying Party shall select counsel reasonably acceptable to such Indemnitee to conduct the defense of such claim or Proceeding, shall take all steps reasonably necessary in the defense or settlement thereof and shall at all times diligently and promptly pursue the resolution thereof. If the Indemnifying Party shall have assumed the defense of any claim or Proceeding in accordance with this Section 10.4, the Indemnifying Party shall be authorized to consent to a settlement of, or the entry of any judgment arising from, any such claim or Proceeding, with the prior written consent of such

Indemnitee, not to be unreasonably withheld; provided, however, that the Indemnifying Party shall pay or cause to be paid all amounts arising out of such settlement or judgment concurrently with the effectiveness thereof; provided, further, that the Indemnifying Party shall not be authorized to encumber any of the assets of any Indemnitee or to agree to any restriction that would apply to any Indemnitee or to its conduct of business; and provided, further, that a condition to any such settlement shall be a complete release of such Indemnitee and its Affiliates, directors, officers, employees and agents with respect to such claim, including any reasonably foreseeable collateral consequences thereof. Such Indemnitee shall be entitled to participate in (but not control) the defense of any such action, with its own counsel and at its own expense. Each Indemnitee shall, and shall cause each of its Affiliates, directors, officers, employees and agents to, cooperate fully with the Indemnifying Party in the defense of any claim or Proceeding being defended by the Indemnifying Party pursuant to this Section 10.4. If the Indemnifying Party does not assume the defense of any claim or Proceeding resulting therefrom in accordance with the terms of this Section 10.4, such Indemnitee may defend against such claim or Proceeding in such manner as it reasonably may deem appropriate, including settling such claim or proceeding after giving reasonable notice of the same to the Indemnifying Party, on such terms as such Indemnitee may deem appropriate. If any Indemnifying Party seeks to question the manner in which such Indemnitee defended such claim or Proceeding or the amount of or nature of any such settlement, such Indemnifying Party shall have the burden to prove by a preponderance of the evidence that such Indemnitee did not defend such claim or Proceeding in a reasonably prudent manner.

          10.5  Certain Definitions.  As used in this Section 10, (a)
                -------------------
"AFFILIATE" means, with respect to any person or entity, any person or entity
 ---------
directly or indirectly controlling, controlled by or under direct or indirect common control with such other person or entity; (b) "DAMAGES" means all
                                                      -------
damages, costs, expenses, or amounts paid in settlement to third parties, including (1) interest on cash disbursements in respect of any of the foregoing at the prime rate as published in the Wall Street Journal, as in effect from time to time, compounded quarterly, from the date each such cash disbursement is made until the date the party incurring such cash disbursement shall have been indemnified in respect thereof, and (2) reasonable out-of-pocket costs, fees and expenses (including reasonable costs, fees and expenses of attorneys, accountants and other agents of, or other parties retained by, such party), and
(c) "PROCEEDING" means any action, suit, hearing, arbitration, proceeding
     ----------
(public or private) or investigation that is brought or initiated by or against any United States federal, state, local or foreign governmental authority or any other person or entity.


     11.  COVENANTS OF THE PARTIES.  The Company covenants and agrees with the
          ------------------------
Investor, that for so long as (a) any of the Notes are outstanding, or (b) the Investor continues to hold Preferred Shares (or Notes convertible for Preferred Shares), based upon the then applicable conversion price, equal to at least five percent (5%) of the then issued and outstanding shares of the Company's Common Stock (provided, however, that such percentage shall not apply to Section 11.10
       -------- --------
herein), and, with respect to Sections 11.7 and 11.8, the Investor covenants and agrees with the Company, that:

          11.1  Financial Statements, Reports, Etc.   The Company shall furnish
                -----------------------------------
to the Investor:

          (a) annually no later than prior to the start of each fiscal year, consolidated capital and operating expense budgets, cash flow projections and income and loss projections for the Company and its subsidiaries, if any, in respect of such fiscal year, which shall have been approved by the Board of Directors, all itemized in reasonable detail and prepared on a quarterly basis (and on a monthly basis through September 30, 1998), and, promptly after preparation, any revisions to any of the foregoing;

          (b) promptly following receipt by the Company, each audit response letter, accountant's management letter and other written report submitted to the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company and its subsidiaries;

          (c) promptly after the commencement thereof, notice of all actions, suits, claims, proceedings, investigations and inquiries of the type described in Section 4.8 which is reasonably like to have a Material Adverse Effect;

          (d) promptly upon sending, making available or filing the same, all press releases, reports and financial statements that the Company sends or makes available to its stockholders or directors or files with the SEC; and

          (e) promptly, from time to time, such other information regarding the business, prospects, financial condition, operations, property or affairs of the Company and its subsidiaries as the Investor reasonably may request.

          Investor agrees to maintain all such information provided by the Company pursuant to this Section 11.1 on a confidential basis.

          11.2  Inspection, Consultation and Advice.  The Company shall permit
                -----------------------------------
and cause each of its subsidiaries to permit the Investor and such persons as it may designate, at such Investor's expense, to visit and inspect any of the properties of the Company and its subsidiaries, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company and its subsidiaries with their officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with such Investor and such designees such affairs, finances and accounts), and consult with and advise the management of the Company and its subsidiaries as to their affairs, finances and accounts, all at reasonable times and upon reasonable notice, and subject to the Investor's obligation to maintain the confidentiality of such information.

          11.3  Use of Proceeds.  The Company shall use the principal amount of
                ---------------
the Notes for working capital purposes and certain capital expenditures as described in the Disclosure Letter.

          11.4  Activities of Subsidiaries.  The Company will not organize or
                --------------------------
acquire any entity that is a subsidiary unless such subsidiary is wholly-owned (directly or indirectly) by the Company. The Company shall not permit any subsidiary to consolidate or merge into or with or sell or transfer all or substantially all its assets, except that any subsidiary may (i) consolidate or merge into or with or sell or transfer assets to any other subsidiary, or (ii) merge into or sell or transfer assets to the Company. The Company shall not sell or otherwise transfer any shares of capital stock of any subsidiary, except to the Company or another subsidiary, or permit any subsidiary to issue, sell or otherwise transfer any shares of its capital stock or the capital stock of any subsidiary, except to the Company or another subsidiary. The Company shall not permit any subsidiary to purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of its stock, except for dividends or other distributions payable to the Company or another subsidiary.

          11.5  Right of First Refusal.  (a)  Subject to 11.5(b), the Company
                ----------------------
shall, prior to any proposed issuance by the Company of any of its securities (other than debt securities with no equity feature), offer to the Investor by written notice the right, for a period of fifteen (15) days, to purchase for cash at an amount equal to the price or other consideration for which such securities are to be issued, any and all such securities; provided, however,
                                                          --------  -------
that the participation rights of the Investor pursuant to this Section 11.5 shall not apply to securities issued (A) as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock, (B) pursuant to any subscriptions, warrants, options, convertible securities, or other rights which are listed in the SEC Documents or Disclosure Letter as being outstanding or authorized on the date of this Agreement, (C) solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity, (D) pursuant to a firm commitment public offering, and (E) pursuant to the exercise of options to purchase Common Stock (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like with respect to the Common Stock) granted to directors, officers, employees or consultants of the Company in connection with their service to the Company under the Plans or any Plan to be approved in the future or issued pursuant to subscriptions, warrants, options, convertible securities, or other rights outstanding or authorized on the date of this Agreement and listed on the SEC Documents or the Disclosure Letter pursuant to clause (B) above (the shares exempted by this clause (E) being hereinafter referred to as the "RESERVED EMPLOYEE SHARES"). The Company's written notice to
                    ------------------------
the Investor shall describe the securities proposed to be issued by the Company and specify the number, price and payment terms. The Investor may accept the Company's offer as to the any or all of the securities offered to it, by written notice thereof given by it to the Company prior to the expiration of the aforesaid fifteen (15) day period, in which event the Company shall promptly sell and such Investor shall buy, upon the terms specified, the number of securities to be purchased by such Investor. The Company shall be free at any time prior to one hundred twenty (120) days after the date of its notice of offer to the Investor, to offer and sell to any third party or parties the remainder of such securities proposed to be issued by the Company (including but not limited to the securities not agreed by the Investor to be purchased by it), at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Investor. However, if such third party sale or sales are not consummated within such one hundred twenty (120) day period, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this Section 11.5.

          (b) Notwithstanding the foregoing, the Investor's right set forth in 11.5(a) herein shall not apply to (i) any issuance by the Company of any of its securities pursuant to a registration statement filed with the SEC on or after August 31, 1998 and (ii) any issuance by the Company of its securities after September 30, 1998, provided, however, if Investor has elected to convert the
                    --------- -------
principal and/or interest outstanding under any of the Notes and Investor continues to hold Preferred Shares, based on the then applicable conversion price, equal to at least five percent (5%) of the then issued and outstanding shares of Common Stock, Investor shall maintain its rights under Section 11.5(a) to participate on a pro-rata basis with respect to any such issuance of securities by the Company after September 30, 1998.

          11.6  No Solicitation.  Except to the extent the Board of Directors of
                ---------------
the Company, after having consulted with and considered the advice of outside counsel, determines in good faith that the failure to take such actions would constitute a breach of fiduciary duties of the members of such Board of Directors to its stockholders under applicable law, the Company will not directly or indirectly at any time prior to September 30, 1998 (or authorize its agents, investment bankers, officers, directors, employees, affiliates or representatives of any of their respective family members to) solicit, entertain, negotiate or discuss with any person or entity (other than Investor) the sale or licensing of the Company's products (other than transactions consistent with the Company's ordinary course of business) or the sale or transfer of the Company or the Company's business, whether by asset sale, stock sale, merger or otherwise or enter into any agreement or understanding with respect thereto (and except with respect to any transaction permitted under Section 11.5(b)(i)). If the Company (or any of its agents, investment bankers, officers, directors, employees, affiliates or representatives or any of their respective family members) shall receive any bona fide offer or proposal concerning the above, the Company shall promptly deliver notice thereof to Investor.

          11.7  Public Announcements; Disclosure.  Investor and the Company
                --------------------------------
shall consult with each other before issuing any press release or otherwise making any public statements (including, without limitation, any statement contained in, or any filing of a Transaction Document as an exhibit to, any filing with the SEC) with respect to the transactions contemplated hereby and shall not issue any such press release or make any such public statement without the prior written consent of both parties, except as may be required by law. In the event any such public statement is required by law, each party shall make a good faith effort to consult with the other party, and in any event shall notify the other party in advance, prior to making such public statement. The Investor shall designate a representative to respond to inquiries from the media and press concerning the transactions contemplated by the Transaction Documents which representative shall be subject to the terms of this Section 11.7.

          11.8  Certificate of Designation; Investor Rights Agreement.  At such
                --------------------------- -------------------------
time as Investor determines that it expects to convert a Note or exercise the Warrant, the Investor may request in writing that the Company file a Certificate of Designation pursuant to its corporate charter setting forth the terms of the Series A Convertible Preferred Stock, and the Company
shall promptly file such Certificate of Designation with the Secretary of State of Delaware. At such time as the Investor first converts a Note or exercises the Warrant, the Company and the Investor shall enter into the Investor Rights Agreement substantially in the form attached to this Agreement as EXHIBIT D.
                                                                  ---------

          11.9  Board Observer Rights.
                ---------------------

     (a) During the period from the date hereof until the Investor holds Preferred Shares, based upon the then applicable conversion price, equal to at least five percent (5%) of the then issued and outstanding shares of the Company's Common Stock, based on the then applicable conversion price of such securities, Investor shall be entitled to appoint a non-voting observer (the "OBSERVER") to the Company's Board of Directors who is acceptable to the
---------
Company; and such Observer shall be entitled to attend all meetings of the Company's Board of Directors and committees thereof (other than the audit, nomination, governance, and compensation committees) and shall receive notice of all meetings and all materials furnished to members of the Company's Board of Directors in their capacities as such at the same time and in the same manner as such notice and materials are provided to the Board of Directors, unless the Board of Directors of the Company shall in good faith determine, after having consulted with and considered the advice of outside counsel, that delivery of such notice and/or materials to Investor would constitute a breach of fiduciary duties of the members of such Board of Directors to its stockholders under applicable law. Upon the request of the Board of Directors of the Company, the Observer will excuse himself or herself from any portion of the Board or committee meetings if the Board of Directors shall reasonably determine that the Observer's presence may violate the attorney-client privilege, create a conflict of interest or otherwise constitute a breach of fiduciary duties of the members of such Board of Directors to its stockholders under applicable law. The materials furnished to Investor and the discussions and presentations in connection with or at such meetings shall be considered confidential information and Investor shall not disclose such materials and discussions to any third party; provided, however, that the foregoing shall not limit in any manner the
       --------  -------
rights of Investor under the Technology Agreements.

     (b) The Investor acknowledges that the use or disclosure of any information which is material and non-public ("INSIDE INFORMATION"), or trading in the
                                   ------------------
securities of the Company on the basis of such Inside Information, may result in civil and criminal penalties and enforcement proceedings commenced by the SEC and others in the event the Investor, its affiliates or any of its employees engages in transactions involving the capital stock of the Company. Because of receipt of the confidential information provided to the Investor and its Nominee, the Investor and its Nominee may be deemed to have Inside Information regarding the Company.

     (c) The Company acknowledges that the Observer will likely have, from time to time, information that may be of interest to the Company ("INFORMATION")
                                                              -----------
regarding a wide variety of matters including, by way of example only, (a) Investor's technologies, plans and services, and plans and strategies relating thereto, (b) current and future investments Investor has made, may make, may consider or may become aware of with respect to other companies and other technologies, products and services, including, without limitation, technologies, products and services that may be competitive with the Company's, and (c) developments with respect to the technologies, products and services, and plans and strategies relating thereto, of other companies, including, without limitation, companies that may be competitive with the Company. The Company recognizes that a portion of such Information may be of interest to the Company. Such Information may or may not be known by the Observer. The Company, as a material part of the consideration for this Agreement, agrees that Investor and its Observer shall have no duty to disclose any Information to the Company or permit the Company to participate in any projects or investments based on any Information, or to otherwise take advantage of any opportunity that may be of interest to the Company if it were aware of such Information, and hereby waives, to the extent permitted by law, any claim based on the corporate opportunity doctrine or otherwise that could limit Investor's ability to pursue opportunities based on such Information or that would require Investor or Observer to disclose any such Information to the Company or offer any opportunity relating thereto to the Company.

          11.10  Termination of Purchase Agreement. The Company and the Investor
                 ---------------------------------
hereby expressly agree that the terms of the Purchase Agreement shall terminate as of the date hereof and have no further force and effect.


          11.11  VESTING OF RESERVED EMPLOYEE SHARES.  Except as disclosed in
                 -----------------------------------
the Plans, the Disclosure Letter delivered pursuant to the Purchase Agreement or as otherwise approved by the Board of Directors, the Company shall not grant to any of its employees options to purchase Reserved Employee Shares which will become exercisable at a rate in excess of 25% per annum from the date of such grant, nor will the Company accelerate the vesting of any outstanding options without prior consultation with the Investor.


     12.  MISCELLANEOUS.
          -------------

          12.1  Successors and Assigns.  The terms and conditions of this
                ----------------------
Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Neither party may assign this Agreement or any rights hereunder without the consent of the other party, except that Investor may assign its rights hereunder to a wholly-owned subsidiary.

          12.2  Governing Law.  This Agreement will be governed by and construed
                -------------
under the internal laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without reference to principles of conflict of laws or choice of laws.

          12.3  Counterparts.  This Agreement may be executed in counterparts,
                ------------
each of which will be deemed an original, but all of which together will constitute one and the same instrument.

          12.4  Headings.  The headings and captions used in this Agreement are
                --------
used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules will, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

          12.5  Notices.  Any notice required or permitted under this Agreement
                -------
will be given in writing, shall be effective when received, and shall in any event be deemed received and effectively given upon personal delivery to the party to be notified one (1) business day after deposit with a nationally recognized courier service such as Federal Express for next business day delivery, or one (1) business day after being sent by facsimile with copy delivered by a nationally recognized courier service such as Federal Express for next business day delivery, addressed to the party to be notified at the address indicated for such party on the signature page hereof or at such other address as the Investor or the Company may designate by giving at least ten (10) days advance written notice pursuant to this Section 12.5.

          12.6  Financial Advisor; No Finder's Fees.  The Company has retained
                ------------------ ----------------
Advest, Inc. ("ADVEST") as its exclusive financial advisor in connection with
               ------
the transactions contemplated by this Agreement. Other than any fee or commission payable to Advest (which payment shall be the obligation of the Company), each party represents that it neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction. The Investor will indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee for which the Investor or any of its officers, partners, employees or consultants, or representatives is responsible. The Company will indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee for which the Company or any of its officers, employees or consultants or representatives is responsible, including any fee or compensation payable to Advest.

          12.7  Amendments and Waivers.  This Agreement may be amended and the
                ----------------------
observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 12.7 will be binding upon the Investor, the Company and their respective successors and assigns.

          12.8  Severability.  If any provision of this Agreement is held to be
                ------------
unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

          12.9  Entire Agreement.  This Agreement, together with all Exhibits
                ----------------
and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

          12.10  Further Assurances.  From and after the date of this Agreement
                 ------------------
upon the request of the Investor or the Company, the Company and the Investor will execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

          12.11  Meaning of Include and Including.  Whenever in this Agreement
                 --------------------------------
the word "include" or "including" is used, it shall be deemed to mean "include, without limitation" or "including, without limitation," as the case may be, and the language following "include" or "including" shall not be deemed to set forth an exhaustive list.

          12.12  Fees, Costs and Expenses.  All fees, costs and expenses
                 ------------------------
(including attorneys' fees and expenses) incurred by either party hereto in connection with the preparation, negotiation and execution of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, shall be the sole and exclusive responsibility of such party.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NUMBER NINE VISUAL TECHNOLOGY CORPORATION       SILICON GRAPHICS, INC.

By: /s/ Andrew Najda                            By:
   ------------------------------------            -----------------------------------

Name:/s/ ANDREW NAJDA                           Name:
     ----------------------------------              ---------------------------------

Title: Chairman of the Board & CEO              Title:
      ---------------------------------               --------------------------------
Address:  18 Hartwell Avenue                    Address:   2011 N. Shoreline Blvd.
          Lexington, Massachusetts  02173                  Mountain View, California 94043-1389
          Attention:  Chief Executive Officer              Attention:  Director of Corporate Legal Services

Telephone No.:  (781) 674-0009                  Telephone No.:  (650) 933-3009
Facsimile No.:   (781) 869-7220                 Facsimile No.:   (650) 933-0652

WITH COPIES TO:

     William B. Asher, Jr., Esq.
     Testa, Hurwitz & Thibeault, LLP
     125 High Street; High Street Tower
     Boston, Massachusetts 02110
     Facsimile No.: (617) 248-7100


     Neil H. Aronson, Esq.
     Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
     One Financial Center
     Boston, Massachusetts  02111
     Facsimile No.: (617) 542-2241

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NUMBER NINE VISUAL TECHNOLOGY CORPORATION       SILICON GRAPHICS, INC.


By:                                             By:  /s/ DAVID ORTON
   ------------------------------------            ------------------------------------

Name:                                           Name:  David Orton
     ----------------------------------              ----------------------------------

Title:                                          Title: Sr. Vice President
      ---------------------------------               --------------------------------
Address:  18 Hartwell Avenue                    Address:   2011 N. Shoreline Blvd.
          Lexington, Massachusetts  02173                  Mountain View, California 94043-1389
          Attention:  Chief Executive Officer              Attention:  Director of Corporate Legal Services

Telephone No.:  (781) 674-0009                  Telephone No.:  (650) 933-3009
Facsimile No.:   (781) 869-7220                 Facsimile No.:   (650) 933-0652

WITH COPIES TO:

     William B. Asher, Jr., Esq.
     Testa, Hurwitz & Thibeault, LLP
     125 High Street; High Street Tower
     Boston, Massachusetts 02110
     Facsimile No.: (617) 248-7100


     Neil H. Aronson, Esq.
     Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
     One Financial Center
     Boston, Massachusetts  02111
     Facsimile No.: (617) 542-2241

                      CONVERTIBLE NOTE PURCHASE AGREEMENT

                                LIST OF EXHIBITS
                                ----------------
Exhibit A   -   Form of Secured Subordinated Convertible Promissory Note

Exhibit B   -   Form of Series A Convertible Preferred Stock Purchase Warrant

Exhibit C   -   Form of Security Agreement

Exhibit D   -   Form of Series A Convertible Preferred Stock Terms

Exhibit E   -   Form of Investor Rights Agreement

Exhibit F   -   Form of Technology Agreements